Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of EnerNOC, Inc. (the “Company”), for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Neal C. Isaacson, Chief Financial Officer of the Company, does hereby certify, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2007

By:	/s/ Neal C. Isaacson
Neal C. Isaacson
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to EnerNOC, Inc. and will be retained by EnerNOC, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.